UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

Summit Municipal Money Market Fund	April 30, 2015

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced positive returns but lagged taxable bonds in the six-month period ended April 30, 2015. Despite expectations for the Federal Reserve to begin raising short-term interest rates in 2015, longer-term Treasury yields declined in response to slowing U.S. economic growth, low inflation, and demand for sovereign debt with higher yields than in the eurozone. In contrast, municipal bond yields increased across the yield curve, particularly among intermediate-term securities. Tax-free and taxable money market rates remained close to 0.00%. In the muni market, lower-quality, longer-maturity, and revenue bonds outperformed higher-quality, short-maturity, and general obligation (GO) issues, respectively, as investors continued to seek attractive yields in the ongoing low-rate environment. The T. Rowe Price Summit Municipal Funds performed in line with or better than their benchmarks in our reporting period, and the funds’ longer-term relative performance records remained favorable.

ECONOMY AND INTEREST RATES

Growth in the U.S. economy slowed sharply at the beginning of 2015, due in part to factors that the Fed considers “transitory,” such as harsh winter weather, a stronger dollar, and last year’s plunge in oil prices. According to the government’s initial estimates, the economy expanded at a tepid annual rate of 0.2% in the first quarter of 2015 versus 2.2% in the fourth quarter of 2014. We believe the economy will bounce back in the second quarter in response to rising wages and stronger jobs growth.

Although inflation remains well contained, the Fed is poised to begin raising short-term interest rates later this year, though the timing, magnitude, and frequency of rate increases are uncertain and will depend on economic data. T. Rowe Price Chief U.S. Economist Alan Levenson believes that the Fed’s first rate hike will occur by September and that the central bank’s most recent projections about economic growth and inflation are likely to justify a gradual trajectory of subsequent rate increases.

The Treasury yield curve flattened over the last six months as long-term Treasury yields declined more than short-term yields. In the muni market, short-term yields rose slightly in anticipation of Fed tightening, and intermediate yields were pushed higher as a result of increased refunding issuance in the belly of the curve (intermediate-term maturities). Long-term yields were little changed over the period. At the end of the reporting period, longer-term municipal bonds yielded more than comparable-maturity Treasuries, making them attractive as an alternative for taxable fixed income investors.

As an illustration of their relative attractiveness, on April 30, 2015, the 3.05% yield offered by a 30-year tax-free GO bond rated AAA was about 111% of the 2.75% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.39% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite very low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

In 2014, total municipal bond issuance exceeded $330 billion, according to The Bond Buyer, which was approximately the same as full-year 2013 issuance. In the first four months of 2015, total municipal bond issuance was more than $140 billion, a substantial year-over-year increase, with refunding debt rising significantly. Inflows into the asset class remained steady, with intermediate- and long-term portfolios experiencing the most demand.

Municipal bond issuer fundamentals remain generally sound, as austerity-minded state and local government leaders have been conservative about adding to indebtedness since the financial crisis. According to data compiled by the Pew Charitable Trusts, total tax revenue collected by the 50 U.S. states has recovered from its steep decline following the financial crisis. However, while some states and localities have fared quite well, the finances of other states, such as Illinois, New Jersey, and Pennsylvania, are more challenged.

Many states and cities, for example, are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. In contrast with the past, where the market has typically overlooked this long-term risk, we believe pension risks will become increasingly priced into the market over time. New reporting rules on pensions from the Governmental Accounting Standards Board will bring more transparency to states’ funding gaps in the coming years. State and local municipalities will be required to report net liabilities directly on their balance sheets rather than relegating the number to financial statement footnotes. They will also be required to disclose the value of plan assets on a mark-to-market basis beginning in fiscal year 2015, as opposed to smoothing the value of plan assets over multiple years.

Meanwhile, Puerto Rico continued to struggle with its finances, and the territory’s economic outlook deteriorated. We remain cautious on the commonwealth’s municipal debt, which continued to be volatile and is likely headed for some type of restructuring within the foreseeable future.

In terms of sector performance, revenue bonds outperformed local and state GOs in the last six months. We continue to favor bonds backed by a dedicated revenue stream over GOs, with a preference for higher-yielding health care and transportation debt. Among revenue bonds, the hospital, industrial revenue/pollution control, and housing segments were the best-performing areas, as investors favored higher-yielding issues. Lower-quality municipal bonds continued to outperform higher-quality debt as higher yields attracted investors in the ongoing low-rate environment.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these securities have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund

Your fund returned 0.01% in the six-month period ended April 30, 2015, the same as the return of the Lipper Tax-Exempt Money Market Funds Index. The Fed has maintained a zero interest rate policy since the financial crisis in 2008, weighing heavily on returns for money market investors. Money market investors are looking forward to when the central bank will begin raising short-term interest rates, but the timing of the Fed’s first rate hike remains dependent on economic data. Our view is that the Fed will begin to raise rates sometime in 2015 but that both the pace and magnitude of subsequent increases will be quite measured.

The municipal money market—unlike its taxable counterpart—has yet to price in serious consideration of rate increases over the next 12 months. Over the past six months, the slope of the municipal money market yield curve steepened only slightly. Yields on one-year maturities moved higher by six basis points to 0.22%. Rates in the front end of the yield curve moved higher near the end of the reporting period, no doubt driven in part by selling related to tax-time payments before April 15. Overnight and seven-day yields moved about six basis points higher, to 0.11%—the highest rates we have seen on these short maturities in almost 12 months.

Net new supply of variable rate discount notes (VRDN) has been reaching the market at a reduced pace, as issuers continue to favor longer-term financing at today’s still low rates. For example, in 2014, net new VRDN issuance was down nearly 9%, after dropping 14% in 2013 and 13% in 2012. Typically, the summer months bring municipal issuers into the note market to sell new fixed rate maturities of six to 12 months. However, as we approach the summer of 2015 note season—a traditional period of one-year cash flow borrowing—many issuers are indicating they will not need to bring new debt to market as their economies work their way out of a few lean years. This combination of reduced VRDN new supply and limited note issuance is likely to continue to pressure municipal money market rates lower for the near term.

Credit quality continued to rebound as the economy improves. We remain invested in a diversified portfolio of what we consider the highest-quality issuers. We have significant exposures to the hospital, housing, GO, and educational revenue sectors. Some prominent positions in the portfolio include Methodist Hospital, Pennsylvania Housing Authority, the State of Texas, and Cornell University. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

With a Fed rate liftoff within the investment horizon of a money market portfolio, we have shortened the fund’s weighted average maturity (WAM) as we wait for a more appropriate entry point in rates. Still, we believe the Fed will move quite deliberately as it tightens monetary policy, so we expect to opportunistically extend the portfolio’s WAM as the market re-prices. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

Summit Municipal Intermediate Fund

Your fund returned 0.95% during the six-month period ended April 30, 2015, while the Lipper Intermediate Municipal Debt Funds Average returned 0.40%. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s net asset value per share declined from $11.97 at the end of October 2014 to $11.93 at the end of April 2015, while the 30-day SEC yield rose from 1.27% to 1.34%. Dividends contributed $0.15 per share during the six-month reporting period.

We kept the portfolio’s duration nearly unchanged over the course of the reporting period at 4.3 years, which was modestly longer than that of the Barclays benchmark. WAM was also fairly stable at 8.6 years. The fund’s positioning along the yield curve involves a relative overweight in longer maturities, which we believe continue to offer the most attractive value as a result of their significant additional yield versus shorter-maturity securities.

In terms of credit quality positioning, the fund has an overweight in lower-quality investment-grade bonds, particularly debt rated A and BBB. We believe that these lower-quality investment-grade bonds provide more attractive value than their higher-quality counterparts. This positioning benefited the fund’s relative performance as credit spreads narrowed over the course of the reporting period. We also maintain a very modest allocation to bonds with noninvestment-grade ratings and unrated securities, which provides further credit quality diversification.

The fund’s overall sector weightings were little changed, and our bias toward revenue bonds over GOs continues to be one of our investment themes as a result of our view on the long-term pension and OPEB liabilities that many state and local borrowers face. Relative to the Barclays benchmark, the fund is significantly overweight in revenue debt and underweight in GOs. Transportation and health care were the fund’s two largest sector allocations at the end of the reporting period, together accounting for about 40% of net assets. Our goal continues to be to drive returns by investing in securities that offer incremental risk-adjusted yield; revenue bonds from transportation and health care issuers tend to offer higher yields than those from other sectors. In addition, the fund’s allocation to prerefunded bonds ticked up as a result of existing holdings being refunded.

Summit Municipal Income Fund

Your fund returned 1.45% for the six-month period ended April 30, 2015, while the Lipper General & Insured Municipal Debt Funds Average returned 1.22% for the same time period. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s net asset value decreased from $11.94 at the end of October 2014 to $11.91 at the end of April 2015, and its 30-day SEC yield decreased from 2.20% to 2.12%. Dividends contributed $0.20 per share during the past six months.

Demand remained solid for tax-exempt debt, even as interest rates moved higher in the last two months of the reporting period. The fund’s duration was close to unchanged at 4.9 years versus six months ago and was longer than the duration of the Barclays benchmark. Our analysis shows our positioning is modestly longer than the average in the fund’s peer group as well. The portfolio’s WAM shortened by about a half year to 17.0 years. As for yield curve positioning, we maintained a relative overweight in bonds with maturities of 15 years and longer to capture the pickup in yield provided by the steep curve. While the long-maturity end of the yield curve outperformed over the full six-month period, it gave back some of its gains late in the period as rates moved higher in March and April. Rates on five-year AAA rated tax-exempt debt increased by 18 basis points from six months ago, while 30-year AAA rates were four basis points higher.

We made no significant shifts in sector weightings. As discussed above and in previous letters, our bias toward revenue bonds over GOs continues to be one of our investment themes. Many state and local governments face longer-term fiscal challenges, particularly those heavily burdened with unfunded pension and OPEB liabilities. Therefore, the fund continues to be overweight in revenue bonds, which we believe offer greater value, and underweight in both state and local GO debt. The transportation and health care sectors remained the portfolio’s two largest allocations. New positions included Maryland-based MedStar Health and New Orleans Airport. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We did not significantly change the fund’s credit quality profile, as we maintained an underweight in high-quality AAA and AA rated debt and an overweight in bonds rated A and lower. Our capable and vigorous credit research team allows us to selectively choose investment opportunities that offer incremental risk-adjusted yield. Our credit quality positioning proved beneficial to performance during the period as credit spreads compressed and lower-quality holdings outperformed.

Bonds with long durations, long maturities, and lower credit ratings dominated the list of the fund’s top performers for the six-month period. This was a reflection of credit spreads narrowing and the yield curve slightly flattening as investors sought incremental yield. The fund’s hospital and life care holdings—particularly lower-quality securities—performed exceptionally well. On the other hand, our high-quality, shorter-maturity holdings were laggards, offering little yield and more modest price appreciation potential.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, there could be hurdles later in 2015. In particular, with the Fed preparing to tighten monetary policy, we are mindful that rising rates would likely weaken the appetite for bonds with higher interest rate risk.

In addition, while we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have some longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions, and unrealistic return projections. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe that T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 21, 2015

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Intermediate Competitive (1–17 Year Maturity) Bond Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Credit spread: The additional yield that investors demand to hold a bond with credit risk when compared with a Treasury security with a comparable maturity date.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date, or dates, prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value, and reinvesting proceeds in a new bond.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 3/31/15	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Summit Municipal Money Market Fund	0.01%	-0.40%	0.02%	0.01%	1.02%	–	
Summit Municipal Intermediate Fund	–	–	5.16	4.38	4.43	–	
Summit Municipal Intermediate Fund–Advisor Class	–	–	4.81	–	–	2.67%	8/8/12
Summit Municipal Income Fund	–	–	8.35	5.82	5.11	–	
Summit Municipal Income Fund–Advisor Class	–	–	8.07	–	–	3.79	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 4/30/15	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income(1)	–(2)(3)	–(2)(3)	–(2)(3)	–(2)(3)	–(2)(3)	–(2)(3)
Net realized and unrealized gain / loss	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total from investment activties	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Distributions						
Net investment income	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Net realized gain	–(3)	–	–	–	–	–
Total distributions	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
NET ASSET VALUE						
End of Period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

	6 Months Ended 4/30/15	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Total return(4)	**0.01%(2)**	**0.01%(2)**	**0.01%(2)**	**0.01%(2)**	**0.01%(2)**	**0.01%(2)**
Ratio of total expenses to average net assets	0.06%(2)(5)	0.10%(2)	0.15%(2)	0.20%(2)	0.29%(2)	0.35%(2)
Ratio of net investment income to average net assets	0.01%(2)(5)	0.01%(2)	0.01%(2)	0.01%(2)	0.01%(2)	0.01%(2)
Net assets, end of period (in thousands)	$ 200,632	$ 176,933	$ 204,663	$ 176,515	$ 213,817	$ 222,508

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the effect of voluntary management fee waivers and operating expense reimbursements of 0.39%, 0.35%, 0.30%, 0.25%, 0.16% and 0.10% of average net assets for the periods ended 4/30/15, 10/31/14, 10/31/13, 10/31/12, 10/31/11 and 10/31/10, respectively (see Note 5).

(3) Amounts round to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
OTHER COMMERCIAL PAPER 10.8%		
Austin, Utilities, TECP, 0.04%, 5/7/15	3,410	3,410
California Statewide CDA, Kaiser Permanente, TECP 0.14%, 6/4/15	100	100
California Statewide CDA, Kaiser Permanente, TECP 0.14%, 6/4/15	1,790	1,790
California Statewide CDA, Kaiser Permanente, TECP 0.14%, 11/3/15	390	390
Delaware HFA, Christiana Care Health, TECP, 0.05%, 5/1/15	2,000	2,000
Harris County, GO, TECP, 0.10%, 5/4/15	2,400	2,400
Maryland HHEFA, Johns Hopkins Health, TECP, 0.05%, 5/18/15	760	760
Maryland HHEFA, Johns Hopkins Health, TECP, 0.06%, 5/15/15	500	500
Maryland HHEFA, Johns Hopkins Univ., TECP, 0.05%, 5/6/15	500	500
Metropolitan Gov't. of Nashville & Davidson County, GO, TECP 0.06%, 5/19/15	1,800	1,800
Metropolitan Transportation Auth. of New York, TECP 0.09%, 5/7/15	170	170
Metropolitan Washington Airports Auth., Dulles Toll Road, TECP 0.05%, 5/4/15	900	900
Metropolitan Washington Airports Auth., Dulles Toll Road, TECP 0.07%, 6/25/15	1,500	1,500
Metropolitan Washington Airports Auth., Dulles Toll Road, TECP 0.08%, 7/29/15	1,500	1,500
Missouri HEFA, SSM Health, TECP, 0.08%, 7/7/15	850	850
Montgomery County, GO, TECP, 0.04%, 5/5/15	1,270	1,270
Montgomery County, GO, TECP, 0.04%, 5/7/15	300	300
North Carolina Capital Fac. Fin. Agency, Duke Univ. TECP, 0.10%, 5/12/15	1,500	1,500
Total Other Commercial Paper (Cost $21,640)		21,640
OTHER MUNICIPAL DEBT 20.6%		
Baltimore County, Consolidated Public Improvement, GO 5.00%, 8/1/15	900	911
California HFA, Stanford Hosp. & Clinics, 0.09%, 7/8/15	1,400	1,400

Calvert County, Consolidated Public Improvement, GO 3.00%, 5/1/15	300	300
Charlotte, GO, 5.00%, 7/1/15	355	358
Colorado, General Fund, GO, TRAN, 1.50%, 6/26/15	500	501
Columbus, GO, 5.00%, 6/1/15	100	100
Columbus, GO, 5.00%, 6/15/15	120	121
Columbus, GO, 5.00%, 8/15/15	160	162
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/15	300	308
Delaware, GO, 5.00%, 7/1/15	125	126
Fairfax County IDA, INOVA Health, 4.00%, 5/15/15	100	100
Florida, Board of Ed., Outlay 2005, GO, 5.00%, 6/1/15	180	181
Florida, Board of Ed., Outlay 2007, GO, 5.00%, 6/1/15	220	221
Florida, GO, 4.00%, 7/1/15	220	221
Florida DOT, Turnpike Auth., 5.00%, 7/1/15	600	605
Georgia, 5.00%, 9/1/15	575	584
Guilford County, GO, 5.00%, 10/1/15	225	230
Gwinnett County School Dist., GO, 4.00%, 2/1/16	200	206
Henrico County, Public Improvement, GO, 5.00%, 8/1/15	550	557
Idaho, GO, TAN, 2.00%, 6/30/15	1,000	1,003
Illinois, Build Illinois Sales Tax, 4.00%, 6/15/15	350	352
Illinois, Build Illinois Sales Tax, 5.00%, 6/15/15	400	402
Illinois Fin. Auth., Advocate Health Care Network 0.13%, 7/16/15	315	315
Illinois HFA, Advocate Health Care Network, 0.13%, 7/16/15	280	280
Jackson County PCR, Chevron, 0.09%, 8/3/15	200	200
JPMorgan Chase, Massachusetts, VRTR, 0.13%, 5/7/15 (1)	1,745	1,745
JPMorgan Chase, Washington, VRTR, 0.12%, 5/7/15 (1)	1,000	1,000
King County, Sewer, 4.00%, 1/1/16	100	102
Los Angeles, GO, TRAN, 1.50%, 6/25/15	900	902

Los Angeles County, GO, TRAN, 1.50%, 6/30/15	620	621
Los Angeles Airport, 5.50%, 5/15/15 (2)	1,215	1,217
Loudoun County, GO, 5.00%, 6/1/15	425	427
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/15	200	202
Massachusetts, GO, RAN, 1.50%, 6/25/15	800	802
Minnesota, Trunk Highway, GO, 5.00%, 8/1/15	800	810
Missouri Highway & Transportation Commission 5.00%, 5/1/16	350	367
Montgomery County, Trinity Health, Michigan, 0.06%, 6/1/15	1,200	1,200
New York City, GO, 5.00%, 8/1/15	125	127
New York City, GO, 5.00%, 8/1/15 (3)	600	607
New York City Housing Dev. Corp., Multi-Family 0.15%, 11/2/15	170	170
New York State Environmental Fac. Corp., Clean Water 2.00%, 6/15/15	300	301
Newport News, General Improvement, GO, 4.00%, 9/1/15	400	405
Norfolk Economic Dev. Auth., Sentara Healthcare 3.00%, 11/1/15	125	127
Ohio, Conservation Projects, GO, 5.00%, 9/1/15	125	127
Ohio, Higher Ed., GO, 5.00%, 8/1/15	140	142
Ohio, Highway Capital Improvement, Buckeye Savers, GO 5.00%, 5/1/15	110	110
Oregon, GO, 5.00%, 5/1/15	600	600
Oregon, GO, TAN, 2.00%, 6/15/15	510	511
Palmdale Community Redev. Agency, 8.00%, 4/1/16 (2)(4)	3,500	3,747
Prince George's County, Consolidated Public Improvement, GO 5.00%, 9/15/15	410	417
Prince George's County, Equipment Acquisition Program 4.00%, 10/15/15	150	153
South Carolina, Infrastructure, GO, 5.00%, 10/1/15	350	357
Tender Option Bond Trust, Dormitory Auth. of the State of New York, VRTR, 0.12%, 5/7/15 (1)	670	670

Tender Option Bond Trust, New York City Municipal Water Fin. Auth., Water & Sewer, VRTR, 0.12%, 5/7/15 (1)	1,500	1,500
Tennessee, GO, 5.25%, 9/1/15	175	178
Texas, College Student Loan, GO, 4.25%, 8/1/15 (2)	2,000	2,021
Texas, GO, TRAN, 1.50%, 8/31/15	2,900	2,913
Texas A&M Univ., 5.00%, 5/15/15	175	175
Texas A&M Univ., 5.00%, 5/15/15	1,200	1,202
Tomball Hosp. Auth., 5.00%, 7/1/15	200	202
Univ. of California Regents, 5.00%, 5/15/15	240	240
Univ. of Pittsburgh, 2.00%, 7/22/15	750	753
Univ. of Pittsburgh, 5.00%, 9/15/15	205	209
Utah, GO, 5.00%, 7/1/15	250	252
Virginia HDA, Single Family, VRTR, 0.18%, 5/7/15 (1)(2)	860	860
Virginia Public Building Auth., 5.00%, 8/1/15	100	101
Wells Fargo Stage Trust, Metro Washington Airports Auth. 0.18%, 7/9/15 (1)(2)	2,500	2,500
Wells Fargo Stage Trust, Texas State College, GO 0.18%, 7/9/15 (1)(2)	600	600
Total Other Municipal Debt (Cost $41,416)		41,416

VARIABLE RATE DEMAND NOTES 67.3%

Alaska HFC, Single Family, VRDN, 0.13%, 5/7/15	1,000	1,000
Austin Utility System, Water & Wastewater VRDN, 0.10%, 5/7/15	3,135	3,135
Chattanooga Health Ed. & Housing Fac. Board Catholic Health Initiatives, VRDN, 0.19%, 5/7/15	3,500	3,500
Clark County Airport Improvement, VRDN, 0.10%, 5/7/15 (2)	2,000	2,000
Clark County IDRB & PCR, Southwest Gas, VRDN 0.15%, 5/7/15 (2)	1,000	1,000
Colorado Housing & Fin. Auth., Multi-Family, VRDN 0.10%, 5/7/15	5,000	5,000
Dallas Performing Arts Cultural Fac., VRDN, 0.12%, 5/7/15	1,500	1,500

District of Colombia Water & Sewer Auth., VRDN, 0.10%, 5/7/15	500	500
Dormitory Auth. of the State of New York, Cornell Univ., VRDN 0.12%, 5/7/15	4,675	4,675
Fairfax County Economic Dev. Auth., Smithsonian Institution VRDN, 0.11%, 5/7/15	3,175	3,175
Fairfax County Economic Dev. Auth., Smithsonian Institution VRDN, 0.12%, 5/7/15	1,000	1,000
Guilford County, GO, VRDN, 0.12%, 5/7/15	1,195	1,195
Harris County Cultural Ed. Fac., Houston Methodist Hosp. VRDN, 0.13%, 5/1/15	2,000	2,000
Harris County Cultural Ed. Fac., Memorial Hermann Health VRDN, 0.08%, 5/7/15	1,000	1,000
Harris County Cultural Ed. Fac., Memorial Hermann Health VRDN, 0.11%, 5/7/15	120	120
Harris County Health Fac. Dev. Corp., Houston Methodist Hosp. VRDN 0.13%, 5/1/15	3,925	3,925
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.10%, 5/7/15	700	700
Highlands County HFA, Adventist Health/Sunbelt, VRDN 0.11%, 5/7/15	2,900	2,900
Houston, Combined Utility System, VRDN, 0.10%, 5/7/15	1,200	1,200
Houston, Combined Utility System, VRDN, 0.10%, 5/7/15	1,000	1,000
Illinois Fin. Auth., Northwestern Memorial Healthcare, VRDN 0.13%, 5/7/15	995	995
Indiana Fin. Auth., Parkview Health, VRDN, 0.14%, 5/7/15	2,350	2,350
Indiana Fin. Auth., Trinity Health, VRDN, 0.09%, 5/7/15	965	965
Johnson City Health & Ed. Fac. Board, Mountain States Health Alliance, VRDN, 0.12%, 5/7/15	1,500	1,500
King County, Multi-Modal, GO, VRDN, 0.08%, 5/7/15	1,000	1,000
King County, Multi-Modal, GO, VRDN, 0.13%, 5/7/15	3,560	3,560
Lake County Pollution Control, W. W. Grainger VRDN, 0.50%, 5/7/15 (2)	1,500	1,500
Louisville/Jefferson County Metropolitan Gov't. Norton Healthcare, VRDN, 0.14%, 5/7/15	1,000	1,000

Lynchburg IDA, Centra Health, VRDN, 0.10%, 5/7/15	500	500
Lynchburg IDA, Centra Health, VRDN, 0.11%, 5/7/15	3,595	3,595
Maryland CDA, Charles Landing South Apartments, VRDN 0.11%, 5/7/15 (2)	3,375	3,375
Maryland CDA, Residential, VRDN, 0.11%, 5/7/15 (2)	2,400	2,400
Maryland CDA, Residential, VRDN, 0.13%, 5/7/15 (2)	1,600	1,600
Maryland HHEFA, Maryland Health Pool 85 A & B, VRDN 0.09%, 5/7/15	3,800	3,800
Massachusetts Health & Ed. Fac., Partners Healthcare, VRDN 0.10%, 5/7/15	1,200	1,200
Miami-Dade County, Seaport, VRDN, 0.12%, 5/7/15 (2)	1,000	1,000
Mississippi Hosp. Equipment & Fac. Auth., North Mississippi Health, VRDN, 0.10%, 5/7/15	1,280	1,280
Missouri HEFA, Ascension Health Alliance, VRDN 0.12%, 5/7/15	1,500	1,500
Missouri HEFA, BJC Health, VRDN, 0.10%, 5/7/15	600	600
Missouri HEFA, SSM Health Care, VRDN, 0.12%, 5/7/15	400	400
Montgomery County Hosp., Catholic Health Initiatives, VRDN 0.17%, 5/7/15	2,500	2,500
Murray City, IHC Health, VRDN, 0.11%, 5/7/15	3,000	3,000
Nassau County Interim Fin. Auth., Sales Tax, VRDN 0.09%, 5/7/15	1,000	1,000
New York City Housing Dev. Corp., Multi-Family 201 Pearl Street, VRDN, 0.09%, 5/7/15	1,000	1,000
New York City Housing Dev. Corp., Multi-Family, 90 West Street VRDN, 0.09%, 5/7/15	2,400	2,400
New York City IDA, New York Law School, VRDN, 0.11%, 5/7/15	5,000	5,000
New York City Municipal Water Fin. Auth., Water & Sewer, VRDN 0.12%, 5/1/15	2,180	2,180
New York City Transitional Fin. Auth., Future Tax, VRDN 0.12%, 5/1/15	1,200	1,200
New York State Energy Research & Dev., Consolidated Edison VRDN, 0.09%, 5/7/15 (2)	3,000	3,000

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On April 30, 2015, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2014, the cost of investments for federal income tax purposes was $198,006,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended April 30, 2015, management fees waived and operating expenses reimbursed totaled $372,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board, with advice from independent legal counsel, deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board also noted that an arrangement is in place whereby the Advisor may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses in order to maintain a zero or positive net yield for the fund. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single-fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. After including reductions resulting from the voluntary fee waiver arrangement, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or sub-advised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015